Fiscal Year 2015 Q2 Earnings Supplemental Schedules

Second Quarter Ended July 31, 2014

August 26, 2014

Tech Data
The Difference in Distribution

Company Speakers

Robert M. Dutkowsky
Chief Executive Officer

Jeffery P. Howells
Executive Vice President
and Chief Financial Officer

Forward-Looking Statements and Non-GAAP Financial Information

Forward-Looking Statements – Certain statements made in this presentation are “Forward-Looking Statements” as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the “Company”) Annual Report on Form 10-K filed April 9, 2014, a copy of which can be obtained from the Company’s Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company’s control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

Non-GAAP Financial Information – This presentation includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses (“SG&A”), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Tech Data
The Difference in Distribution™

Worldwide Sales

$ in Billions

Trailing Twelve Months


$6.4
40%
60%
$8.0
34%
66%
$6.7
37%
63%
$6.8
40%
60%

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Americas	$2.6	$2.7	$2.5	$2.7
Europe	$3.8	$5.3	$4.3	$4.1
Reported Y/Y Growth	6%	7%	9%	8%
FX - Adjusted Y/Y Growth	3%	5%	6%	6%

Six Month Results


$12.5
39%
61%
$13.6
38%
62%

	Q2FY14	Q2FY15
Americas	$4.9	$5.2
Europe	$7.6	$8.4
Reported Y/Y Growth	5%	9%
FX - Adjusted Y/Y Growth	4%	6%

Tech Data
The Difference in Distribution™

The Americas Sales

$ in Billions

Trailing Twelve Months



$2.6
$2.7
$2.5
$2.7
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Reported Y/Y Growth 9% 4% 8% 4%

Six Month Results



$4.9
$5.2
Q2FY14
Q2FY15

Reported Y/Y Growth 1% 6%

Tech Data
The Difference in Distribution

Europe Sales (in USD)

$ in Billions

Trailing Twelve Months


$3.8
$5.3
$4.3
$4.1
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Reported Y/Y Growth	4%	9%	10%	11%

Six Month Results


$7.6
$8.4
Q2FY14
Q2FY15

Reported Y/Y Growth	8%	11%

Tech Data
The Difference in Distribution™

Europe Sales (in euros)

€ in Billions

Trailing Twelve Months



€ 2.8
€ 3.9
€ 3.1
€ 3.0
Q3FY14
Q4FY14
Q1FY15
Q2FY15

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Reported Y/Y Growth	-2%	5%	5%	7%

Six Month Results



€ 5.8
€ 6.1
Q2FY14
Q2FY15

	Q2FY14	Q2FY15
Reported Y/Y Growth	6%	6%

Gross Profit and Margin

$ in Millions

Trailing Twelve Months


5.12%
4.99%
4.98%
5.14%

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Gross Profit	$326.1	$398.0	$335.3	$351.4
Gross Margin	5.12%	4.99%	4.98%	5.14%

Six Month Results


5.12%
5.06%

	Q2FY14	Q2FY15
Gross Profit	$638.3	$686.7
Gross Margin	5.12%	5.06%

Tech Data
The Difference in Distribution™

SG&A Expenses (non-GAAP)

$ in Millions

Trailing Twelve Months(1)


4.12%
3.52%
4.22%
4.05%

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Non-GAAP SG&A exp	$262.7	$280.7	$284.2	$277.1
Non-GAAP SG&A %	4.12%	3.52%	4.22%	4.05%
GAAP SG&A exp	$270.1	$288.0	$291.6	$284.5
GAAP SG&A %	4.24%	3.61%	4.33%	4.16%

Six Month Results(1)


4.36%
4.14%

	Q2FY14	Q2FY15
Non-GAAP SG&A exp	$544.0	$561.3
Non-GAAP SG&A %	4.36%	4.14%
GAAP SG&A exp	$558.4	$576.1
GAAP SG&A %	4.48%	4.25%

(1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Worldwide Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[1]



0.99%
1.47%
0.76%
1.09%

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Non-GAAP Operating Income	$63.4	$117.3	$51.2	$74.3
Non-GAAP Operating Margin	0.99%	1.47%	0.76%	1.09%
GAAP Operating Income	$63.9	$97.7	$31.5	$67.7
GAAP Operating Margin	1.00%	1.23%	0.47%	0.99%

Six Month Results[1]



0.76%
0.92%

	Q2FY14	Q2FY15
Non-GAAP Operating Income	$94.3	$125.4
Non-GAAP Operating Margin	0.76%	0.92%
GAAP Operating Income	$65.9	$99.2
GAAP Operating Margin	0.53%	0.73%

[1] See the GAAP to Non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

The Americas Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[1][2]



1.31%
1.35%
1.18%
1.44%
Q3FY14
Q4FY14
Q1FY15
Q2FY15

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Non-GAAP Operating Income[2]	$33.7	$36.3	$29.3	$39.2
Non-GAAP Operating Margin[2]	1.31%	1.35%	1.18%	1.44%
GAAP Operating Income[1]	$53.3	$43.6	$26.3	$38.9
GAAP Operating Margin[1]	2.07%	1.62%	1.06%	1.43%

Six Month Results[1][2]



1.30%
1.32%
Q2FY14
Q2FY15

	Q2FY14	Q2FY15
Non-GAAP Operating Income[2]	$64.0	$68.5
Non-GAAP Operating Margin[2]	1.30%	1.32%
GAAP Operating Income[1]	$59.2	$65.1
GAAP Operating Margin[1]	1.20%	1.25%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Europe Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[(1)(2)]



0.82%
1.57%
0.56%
0.95%

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Non-GAAP Operating Income[(2)]	$31.3	$82.9	$23.8	$38.9
Non-GAAP Operating Margin[(2)]	0.82%	1.57%	0.56%	0.95%
GAAP Operating Income[(1)]	$12.2	$56.0	$7.2	$32.7
GAAP Operating Margin[(1)]	0.32%	1.06%	0.17%	0.79%

Six Month Results[(1)(2)]



0.47%
0.75%

	Q2FY14	Q2FY15
Non-GAAP Operating Income[(2)]	$35.6	$62.8
Non-GAAP Operating Margin[(2)]	0.47%	0.75%
GAAP Operating Income[(1)]	$12.0	$39.9
GAAP Operating Margin[(1)]	0.16%	0.48%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Net Income and EPS (non-GAAP)

in Millions
except EPS

Trailing Twelve Months(1)



$1.04
$2.10
$0.72
$1.12

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Non-GAAP Net Income	$39.6	$80.4	$27.7	$42.9
Non-GAAP EPS - diluted	$1.04	$2.10	$0.72	$1.12
GAAP Net Income	$37.7	$109.8	$13.5	$39.3
GAAP EPS - diluted	$0.99	$2.87	$0.35	$1.03
Weighted Average Shares Outstanding - Diluted	38,228	38,274	38,321	38,368

Six Month Results(1)



$1.39
$1.84

	Q2FY14	Q2FY15
Non-GAAP Net Income	$53.0	$70.5
Non-GAAP EPS - diluted	$1.39	$1.84
GAAP Net Income	$32.5	$52.8
GAAP EPS - diluted	$0.85	$1.38
Weighted Average Shares Outstanding - Diluted	38,177	38,342

(1)See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

Cash Conversion Cycle



44
37
41
40
34
29
33
31
24
19
21
22
(54)
(47)
(53)
(49)
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Days of Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days of Purchases Outstanding

Tech Data
The Difference in Distribution

Cash Flow and Balance Sheet Highlights

$ in Millions



Cash Flow
$113
$95
-$45
-$126
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Cash Flow from Operations



Debt to Total Capital
17%
16%
16%
16%

	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Debt	$400	$398	$404	$403
Equity	$1,993	$2,099	$2,157	$2,153
Debt to Total Capital ratio	17%	16%	16%	16%

Tech Data
The Difference in Distribution™

Return On Invested Capital



9%
10%
10%
11%
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Benchmark Weighted Average Cost of Capital ~10% (1)
Estimated Weighted Average Cost of Capital ~8.3% (2)

(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.
(2) Source: Bloomberg, August 22, 2014.

Tech Data
The Difference in Distribution™

Customer And Product Mix


Customers
(% of total sales)
Retail/Direct Marketers 29%
Corporate Resellers 23%
VARs 48%


Products
(% of total sales)
Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software 18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline 47%
Mobile Phones
Accessories
Mobility 10%
Data Center 22%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics 3%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

Company estimates for the 12-months ended July 31, 2014.

Tech Data
The Difference in Distribution™

APPENDIX

GAAP to Non-GAAP Reconciliation SG&A

Selling, general and administrative ("SG&A") (In thousands)	Three months ended October 31, 2013	Three months ended January 31, 2014	Three months ended April 30, 2014	Three months ended July 31, 2014
Net Sales	$ 6,373,564	$ 7,973,107	$ 6,728,151	$ 6,841,809
GAAP SG&A expenses	$ 270,131	$ 288,044	$ 291,596	$ 284,513
Acquisition-related amortization of intangibles	(7,407)	(7,313)	(7,434)	(7,424)
Non-GAAP SG&A expenses	$ 262,724	$ 280,731	$ 284,162	$ 277,089
GAAP SG&A percentage of net sales	4.24%	3.61%	4.33%	4.16%
Non- GAAP SG&A percentage of net sales	4.12%	3.52%	4.22%	4.05%

Selling, general and administrative ("SG&A") (In thousands)	Six months ended July 31, 2013	Six months ended July 31, 2014
Net Sales	$ 12,475,233	$ 13,569,960
GAAP SG&A expenses	$ 558,378	$ 576,109
Acquisition-related amortization of intangibles	(14,424)	(14,858)
Non-GAAP SG&A expenses	$ 543,954	$ 561,251
GAAP SG&A percentage of net sales	4.48%	4.25%
Non- GAAP SG&A percentage of net sales	4.36%	4.14%

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – Q2 FY15

(In thousands)	Q2 FY15 - Three months ended July 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,722,191**	**$ 4,119,618**		**$ 6,841,809**
GAAP operating income[1]	$ 38,854	$ 32,725	$ (3,869)	$ 67,710
Restatement and remediation-related expenses	190	5,188		5,378
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	170	7,254		7,424
Total non-GAAP operating income adjustments	360	6,213		6,573
Non-GAAP operating income	**$ 39,214**	**$ 38,938**	**$ (3,869)**	**$ 74,283**
GAAP operating margin	**1.43%**	**0.79%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.95%**		**1.09%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – Q1 FY15

(In thousands)	Q1 FY15 - Three months ended April 30, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,476,271**	**$ 4,251,880**		**$ 6,728,151**
GAAP operating income[1]	$ 26,283	$ 7,186	$ (1,973)	$ 31,496
Restatement and remediation-related expenses	2,870	9,366		12,236
Acquisition-related amortization of intangibles	170	7,264		7,434
Total non-GAAP operating income adjustments	3,040	16,630		19,670
Non-GAAP operating income	**$ 29,323**	**$ 23,816**	**$ (1,973)**	**$ 51,166**
GAAP operating margin	**1.06%**	**0.17%**		**0.47%**
Non-GAAP operating margin	**1.18%**	**0.56%**		**0.76%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q4 FY14

(In thousands)	Q4 FY14 - Three months ended January 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,699,540**	**$ 5,273,567**		**$ 7,973,107**
GAAP operating income[1]	$ 43,627	$ 56,025	$ (1,909)	$ 97,743
Restatement and remediation-related expenses	5,130	19,696		24,826
Acquisition-related amortization of intangibles	170	7,143		7,313
LCD settlement	(12,597)	-		(12,597)
Total non-GAAP operating income adjustments	(7,297)	26,839		19,542
Non-GAAP operating income	**$ 36,330**	**$ 82,864**	**$ (1,909)**	**$ 117,285**
GAAP operating margin	**1.62%**	**1.06%**		**1.23%**
Non-GAAP operating margin	**1.35%**	**1.57%**		**1.47%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 FY14

(In thousands)	Q3 FY14 - Three months ended October 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,571,750**	**$ 3,801,814**		**$ 6,373,564**
GAAP operating income[1]	$ 53,297	$ 12,214	$ (1,631)	$ 63,880
Restatement and remediation-related expenses	3,331	11,648		14,979
Acquisition-related amortization of intangibles	-	7,407		7,407
LCD settlement	(22,914)	-		(22,914)
Total non-GAAP operating income adjustments	(19,583)	19,055		(528)
Non-GAAP operating income	**$ 33,714**	**$ 31,269**	**$ (1,631)**	**$ 63,352**
GAAP operating margin	**2.07%**	**0.32%**		**1.00%**
Non-GAAP operating margin	**1.31%**	**0.82%**		**0.99%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – 1H FY15

(In thousands)	Six months ended July 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 5,198,462**	**$ 8,371,498**		**$ 13,569,960**
GAAP operating income[1]	$ 65,137	$ 39,911	$ (5,842)	$ 99,206
Restatement and remediation-related expenses	3,060	14,554		17,614
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	340	14,518		14,858
Total non-GAAP operating income adjustments	$ 3,400	$ 22,843		$ 26,243
Non-GAAP operating income	**$ 68,537**	**$ 62,754**	**$ (5,842)**	**$ 125,449**
GAAP operating margin	**1.25%**	**0.48%**		**0.73%**
Non-GAAP operating margin	**1.32%**	**0.75%**		**0.92%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – 1H FY14

(In thousands)	Six months ended July 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 4,917,328**	**$ 7,557,905**		**$ 12,475,233**
GAAP operating income[1]	$ 59,219	$ 11,989	$ (5,318)	$ 65,890
Restatement and remediation-related expenses	4,766	9,220		13,986
Value added tax assessment	-	-		-
Acquisition-related amortization of intangibles	-	14,424		14,424
Total non-GAAP operating income adjustments	$ 4,766	$ 23,644		$ 28,410
Non-GAAP operating income	**$ 63,985**	**$ 35,633**	**$ (5,318)**	**$ 94,300**
GAAP operating margin	**1.20%**	**0.16%**		**0.53%**
Non-GAAP operating margin	**1.30%**	**0.47%**		**0.76%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation - Net Income & EPS

(In thousands, except per share data)	Three months ended									Three months ended		
	October 31, 2013			January 31, 2014			April 30, 2014			July 31, 2014		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 63,880	$ 37,716	$ 0.99	$ 97,743	$ 109,761	$ 2.87	$ 31,496	$ 13,467	$ 0.35	$67,710	$39,328	$1.03
Restatement and remediation-related expenses	14,979	10,710	0.28	24,826	18,381	0.48	12,236	8,759	0.23	5,378	4,328	0.11
LCD settlement	(22,914)	(14,207)	(0.37)	(12,597)	(7,810)	(0.20)	-	-	-	-	-	-
DTA adjustment	-	-	-	-	(45,303)	(1.18)	-	-	-	-	-	-
Value added tax assessment	-	-	-	-	-	-	-	-	-	(6,229)	(6,229)	(0.16)
Acquisition-related amortization of intangibles	7,407	5,418	0.14	7,313	5,337	0.14	7,434	5,427	0.14	7,424	5,456	0.14
Total non-GAAP adjustments	(528)	1,921	0.05	19,542	(29,395)	0.77	19,670	14,186	0.37	6,573	3,555	0.09
Non-GAAP results	**$ 63,352**	**$ 39,637**	**$ 1.04**	**$ 117,285**	**$ 80,366**	**$ 2.10**	**$ 51,166**	**$ 27,653**	**$ 0.72**	**$ 74,283**	**$ 42,883**	**$ 1.12**

(In thousands, except per *share* data)	Six months ended					
	July 31, 2013			July 31, 2014		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 65,890	$ 32,455	$ 0.85	$ 99,206	$ 52,795	$ 1.38
Restatement and remediation-related expenses	13,986	9,947	0.26	17,614	13,087	0.34
Value added tax assessment	-	-	-	(6,229)	(6,229)	(0.16)
Acquisition-related amortization of intangibles	14,424	10,550	0.28	14,858	10,883	0.28
Total non-GAAP adjustments	28,410	20,497	0.54	26,243	17,741	0.46
Non-GAAP results	**$ 94,300**	**$ 52,952**	**$ 1.39**	**$ 125,449**	**$ 70,536**	**$ 1.84**

Tech Data
The Difference in Distribution

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\dfrac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

	Twelve months ended			
	October 31, 2013	**January 31, 2014**	**April 30, 2014**	**July 31, 2014**
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$251,836	$274,937	$279,828	$306,083
Non-GAAP effective tax rate	32.9%	31.5%	31.3%	32.1%
Non-GAAP NOPAT	$168,982	$188,332	$192,304	$207,804
Average Invested Capital:				
Short-term debt (5-qtr average)	$71,074	$66,601	$43,068	$45,868
Long-term debt (5-qtr average)	354,271	354,242	354,186	354,128
Non-GAAP Shareholders' Equity (5-qtr average)	1,919,025	1,973,198	2,018,209	2,071,795
Total average capital	2,344,370	2,394,041	2,415,463	2,471,791
Less: Cash (5-qtr average)	(439,668)	(459,011)	(526,025)	(583,025)
Average invested capital less average cash	$1,904,702	$1,935,030	$1,889,438	$1,888,766
ROIC	**9%**	**10%**	**10%**	**11%**

** Trailing Twelve Months is abbreviated as TTM.*

Tech Data
The Difference in Distribution™